EXHIBIT 32


                            CERTIFICATION PURSUANT TO

                             18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of E and S Holdings, Inc. (the "Company") on Form 10-QSB for the quarter ending February 28, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report). I, Edward A. Barth, Principal Executive Officer and Principal Financial Officer of the company, certify, pursuant to 18 USC Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that to the be of my knowledge and belief.

     (1) The Report fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                By: /s/ Edward A. Barth
                                   ----------------------------
                                   Edward A. Barth

Date: April 13, 2006